SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 8, 2002

                                SurgiLight, Inc.
             (Exact Name of Registrant as specified in its charter)

Florida                           000-24897                         35-1990562
-----------------------           --------------------              ------------
(State of Incorporation)         (Commission file No.)             (IRS Employer
                                                                     ID Number)

                12001 Science Drive, Suite 140, Orlando, FL 32826
                         (Address of Principal Offices)

                  Registrant's telephone number: (407) 482-4555




Item 4.              Changes in Registrant's Certifying Accountants

     On January 1, 2000, we terminated our independent accountant Rachel Siu, CPA (who performed the auditing for the Company in 1998 and 1999) and engaged Parks, Tschopp, Whitcomb and Orr, P.A. as our new principal accountant to audit our financial statements effective February 1, 2000. There were no disagreements with our former accountant on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure. The decision to change accountants was recommended and approved by our Board of Directors.



Item 7.              Financial Statements and Exhibits.


     Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:


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            Exhibit No.
           --------------
               99.1 Letter from Rachel Siu to the Securities and Exchange Commission, dated July 8, 2002.
           --------------


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                SurgiLight, Inc.

Date:      July 8, 2002

                                By:  /s/ Timothy J. Shea
                                      ------------------------------------------
                                         Timothy J. Shea, Senior Vice President
                                                     and Chief Operating Officer



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                                  EXHIBIT INDEX

            Exhibit No.
           --------------
               99.1 Letter from Rachel Siu to the Securities and Exchange Commission, dated July 8, 2002.
           --------------



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




                                  Exhibit 99.1


                                  July 8, 2002

U.S. Securities
and Exchange Commission


Ladies and Gentlemen:

           This letter pertains to the Form 8-K, filed by SurgiLight, Inc. (the "Company") with respect to my termination as the Company's independent accountant.

           In connection therewith, I agree with the statements made by the Company in the Form 8-K in response to Item 304(a) of Regulation S-K.

Sincerely,


/s/ Rachel Siu
Rachel Siu, CPA


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